JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
AND JULIUS BAER GLOBAL INCOME FUND                                 ANNUAL REPORT
                                                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

    In the wake of September 11th, the terrorist attacks in Manila and Bali, and talks of an imminent war between Iraq and the United States, there has been a heightened sense of uncertainty on the geopolitical front. In addition, uncertainty purveyed Corporate America as concerns grew following the collapse of Enron and WorldCom. Investors' confidence in "real earnings" has been shaken in light of these highly publicized accounting scandals and has forced them to reevaluate items such as goodwill, employee stock options, and provisions for pension funds when examining a firm's financial statements. With many investors still feeling the pain of the burst technology bubble, investors are seeking an answer to the question: WHAT ARE REAL EARNINGS? With this said, it is no wonder that worldwide equity markets experienced high volatility and dramatic declines. During the year ended October 31, 2002 (the "Reporting Period"), the S&P dropped by 16.4%, the Nikkei fell by 16.6%, the FTSE was lower by 19.8% and the DAX plummeted 30.8%.

    Despite the negative news in worldwide equity markets, there are a few bright spots. The Julius Baer Investment Funds ("Funds") continue to attract assets as well as media attention. As of the end of the Reporting Period, the Julius Baer International Equity Fund ("Equity Fund") has surpassed $1 billion in net assets, up 103.4% for the year. Richard Pell and Rudolph-Riad Younes (co-portfolio managers of the Equity Fund) have appeared frequently on CNBC, Bloomberg Television, and CNNfn. In September, Mr. Younes was featured in BARRON'S and Mr. Pell was showcased in FINANCIAL ADVISOR. Major business publications such as BLOOMBERG PERSONAL FINANCE, THE FINANCIAL TIMES, KIPLINGER'S, MORNINGSTAR'S FUNDINVESTOR, and THE NEW YORK TIMES continue to request interviews of the portfolio management team and express a desire to publish their insights.

    During the Reporting Period, the Julius Baer Global Income Fund ("Income Fund") also attracted assets. The Income Fund closed the Reporting Period with $35.0 million in net assets, up 42.1% from this time last year. In addition, the Income Fund has been reclassified by Morningstar as a Multisector Bond Fund. The Income Fund qualifies for this category because of its mix of U.S. and foreign debt. As a result, Morningstar also upgraded the Income Fund during the Reporting Period. For details on this and to obtain the Funds' current share prices, latest quarterly data, and recent news releases, please visit the Funds' website address at WWW.US-FUNDS.JULIUSBAER.COM.

    Don Quigley, the Income Fund's lead portfolio manager, has also been on the media circuit. He recently appeared on CNBC to share his tactical views of the fixed-income markets and we anticipate that Mr. Quigley will receive more print recognition and speaking opportunities during the course of the upcoming year.

    On the following pages you will find the October 31, 2002 annual financial report for the Funds. Detailed analyses of each Fund's performance and investment outlook are included in the MANAGERS' COMMENTARY.

    In closing, on behalf of Management, I would like to extend our appreciation to all shareholders for their continued support of the Funds.

                                          Sincerely,

                                          /s/ Michael Quain
                                          Michael Quain
                                          PRESIDENT
                                          December 26, 2002

For more complete information on the Funds, including information on sales charges and expenses, please call 800-435-4659 for a prospectus. Please read the prospectus carefully before investing.

Distributor: Unified Financial Securities, Inc.
       431 N. Pennsylvania Street
       Indianapolis, IN 46204
       Member NASD, SIPC

MANAGEMENT'S COMMENTARY

JULIUS BAER INTERNATIONAL EQUITY FUND

    The Julius Baer International Equity Fund ("Equity Fund") Class A shares returned (1.75%) over the past 12 months ("Reporting Period"), (0.90%) annualized over the past 3 years, 10.36% annualized over the past 5 years, and 6.93% annualized since inception versus MSCI EAFE's (the "benchmark") returns of (13.21%), (14.15%), (3.12%) and 0.96% over comparable periods. Returns for the Lipper International Equity Fund Index, a reasonable proxy for our competitors, were (10.26%), (11.01%), and (1.92%) over the 1 year, 3 year and 5 year periods.

                                                                TOTAL RETURN*
                                -----------------------------------------------------------------------------
                                                         3-YEAR              5-YEAR          SINCE INCEPTION
                                     1-YEAR           (ANNUALIZED)        (ANNUALIZED)        (ANNUALIZED)
                                10/31/01-10/31/02   10/31/99-10/31/02   10/31/97-10/31/02   10/4/93-10/31/02
                                -----------------   -----------------   -----------------   -----------------
Julius Baer International
  Equity Fund, Class A........              (1.75%)             (0.90%)           10.36%                 6.93%
MSCI EAFE with net dividend
  reinvested..................             (13.21%)            (14.15%)           (3.12%)                0.96%
LIPPER International Equity
  Fund Index..................             (10.26%)            (11.01%)           (1.92%)                 N/A
Julius Baer International
  Equity Fund vs. EAFE........              11.46%              13.25%            13.48%                 5.97%
Julius Baer International
  Equity Fund vs. LIPPER......               8.51%              10.11%            12.28%                  N/A

Julius Baer International
  Equity Fund, Lipper
  Ranking.....................    40 of 814 funds     13 of 587 funds   3 of 413 funds

    During the Reporting Period, we continued to outperform the benchmark and our peers. A major reason for the solid performance results was our defensive positioning. We believed that global economic activities and corporate earnings would fall below the consensus and were very skeptical that the ability of concerted interest rate cuts by central banks would reverse the current economic downturn. "Bubbles" do not get solved overnight!

    We also believed that valuations remained excessive and the quality of earnings are poor--especially in the U.S. In last year's annual letter, we stated: "VALUATIONS REMAIN EXCESSIVE. FIRST, EARNINGS FORECASTS FOR U.S. AND EUROPEAN EQUITIES FOR NEXT YEAR ARE TOO OPTIMISTIC SINCE THEY ARE EXPECTED TO MATCH OR EVEN EXCEED YEAR 2000'S EARNINGS. BEATING PEAK BUBBLE EARNINGS--JUST LIKE THAT! SECOND, A PROBLEM CONFINED TO THE U.S. EQUITY MARKETS IS DEFINING TRUE EARNINGS. EQUITY ANALYSTS AND COMPANIES' MANAGEMENT HAVE DECIDED TO FOCUS ON OPERATING INSTEAD OF REPORTED EARNINGS. THE PROBLEM IS THAT OPERATING EARNINGS ARE MORE SUBJECTIVE AND HAVE BEEN PROGRESSIVELY ABUSED..."

    During the Reporting Period, we were and still are underweight European financials, technology, and cyclicals. We remain heavily underweight both in Japan and the U.K, and continue to emphasize Central European banks. One major change was to that we reduced our cash position to participate in the recent rally, as we believe it may continue until mid January 2003.

INVESTMENT OVERVIEW
UNITED STATES: JUST IMAGINE-- "IMAGINE THERE'S NO ANALYSTS, IT'S EASY IF YOU TRY...
                        IMAGINE THERE'S NO ACCOUNTANTS, IT ISN'T HARD TO DO... IMAGINE NO GUIDANCE, I WONDER IF ANALYSTS CAN..."

    As always when we attempt to solve the international puzzle, we start with the U.S. before venturing into other areas. It is by far the world's largest economy, the world's main growth engine, and its residents are the world's biggest spenders. The key issues surrounding the U.S. today are not whether or not its economy is heading into a double-dip recession or the uncertainty about a potential war against Iraq. The key issue is how real are consensus earnings?

----------------

*Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflects an expense waiver in effect. Without it total returns for the Fund would have been lower. Indexes do not incur expenses and are not available for investment.

    The earnings consensus for the Standard & Poor's ("S&P") 500 is about $48 per share for 2002 and about $57 for 2003. Yet, reported 12-month trailing earnings per share are about $30.75. Wall Street is ignoring this huge discrepancy, because it believes that reported earnings severely deflate 'real earnings', since corporations are operating under 'severe economic conditions'. What severe economic conditions? We had 6% economic growth in the first quarter, 4% economic growth in the third quarter and expecting a growth rate of more than 3% for the full year! We have a lower than average unemployment rate of 5.7%-- the average unemployment rate since 1960 is above 5.9%. We are also experiencing record auto sales and home sales! Consumer spending, which is about 2/3 of the economy, has been red-hot.

    Of course, not everything is ticking. Business spending is relatively weak, however, it represents a much smaller part of the economy (about 12%). Even if one were to consider that economic activities are somehow exerting downward pressure on reported earnings, it is not enough to depress earnings from $48 to $30.50. There are many other issues that are unduly inflating them such as not recognizing the cost of stock options, pension accounting, and the discontinuance of goodwill amortization.

    Not willing to take the analysts' consensus on blind faith, we tried to verify the validity of their numbers. We had to solve the following puzzle: Is there a way to estimate 'real earnings' without having to rely on analysts or management? We found two different methods, each lead to about $35 for this year and about $37 for next year.

    One method is to look at corporate profits as a percentage of GDP. They have averaged about 5.4% of GDP in the post World War II era, but these are only the profits of the 4.8 million companies that file tax returns. The S&P 500's share of total corporate profits has averaged 56% since 1963. Since we expect GDP to be around $10.6 trillion by the end of this year, S&P 500 profits for this year should be around $321 billion or $35.20 per share. If we assume the economy grows next year at the nominal rate of 5%, then S&P 500's profits would be around $37 per share.

    An alternate method is to multiply the sales of the S&P 500 by the historical average net margin of 5.1%. These are the margins that one should expect under normal conditions. Multiplying this year's expected sales of $6.44 trillion by 5.1%, we get $328 billion or $36 a share for this year. If we again assume the economy grows next year at the nominal rate of 5%, then S&P's profits would be around $37.80.

    These forecasts assumed normal economic conditions and did not consider a double-dip scenario. We ignored the "bubble" and the fact that corporations do not have adequate pension funding and that their balance sheets face leverage problems. With this said, a less liberal analysis would paint an even more downbeat picture. Standard & Poor's shares our dissatisfaction with "consensus earnings" and came up with its own version of "Core Earnings." They made a very thorough analysis of all earnings, line by line and adjusted corporate earnings to exclude the cost of stock options; gains from pension investments and other non-core gains or losses. In late October, the core earnings numbers were released. The reported earnings were adjusted downward not upward: Core earnings were about $18.48 compared to "As-Reported" earnings per share of $26.74 for the 12-months ended June 2002. Adjustments for how to expense stock options and to properly reflect pension accounting had a major influence on the downward revisions.

    Although, the market appears to have disregarded the S&P's results and efforts. Some notable investors displayed genuine interest. Warren Buffett wrote the following letter on May 15: "I WANT YOU TO KNOW HOW MUCH I ADMIRE STANDARD AND POOR'S POSITION IN RESTATING PUBLISHED EARNINGS IN ORDER TO MAKE THEM MORE CLOSELY REFLECT ECONOMIC REALITY AND ADDITIONALLY CONTRIBUTE TO COMPARABILITY AMONG COMPANIES. YOUR MOVE IS BOTH COURAGEOUS AND CORRECT. IN THE FUTURE, INVESTORS WILL LOOK BACK AT YOUR ACTION AS A MILESTONE EVENT."

    In the short-term, the equity market is fixated by progress on the economic front and earnings are taking a backseat. The market and the U.S. Federal Reserve (the "Fed") fear that the current economic momentum may not be sustainable because it is mainly driven by consumption. This consumption has been largely fueled by mortgage refinancing--with long bond yields at 40-year lows. At some point, refinancing must come to an end.

    If we get a strong set of economic data, there is a good chance the market may rally further, regardless of "real earnings" valuations. The earnings battle may wait until 2004. Hence, we have reduced our cautiousness until we get a better handle on the economic sentiment. Despite this move, we anticipate that economic data will remain volatile and that downside risk remains significant. We believe that the Fed is providing the wrong medicine. The aftermath of "bubbles" cannot be cured by interest rates alone. It is like feeding a hungry man sweets. Such a feeding would lead to a fast rise in blood sugar that would soon result in a blood sugar crash. The Fed has not been able to engineer consecutive quarters of strong economic growth despite the substantial amount of rate cuts. What the economy needs is a diet of high fiber carbohydrates mixed with proteins that will cause the blood sugar to rise and fall at a much slower pace. Such a diet needs time and patience. The prerequisite is that companies must de-leverage their balance sheets and get rid of excess capacity. Therefore, further layoffs will be necessary before the right diet becomes effective. Only then will the economy manage to have longer and more sustainable cycles of economic growth.

    In the interim, the Fed perceives its current feeding of lower interest rates an insurance policy. We believe exactly the opposite. Insurance policies should not increase downside risk. Like feeding someone a sugar diet, it could increase the risks of diabetes, obesity and heart disease. Lower than necessary interest rates are causing a "bubble" in real estate prices, encouraging consumers to add to their already high level of debt, and chasing conservative people out of their money market accounts into riskier and more speculative assets.

    To satisfy hunger, it is better to have a diet of salt and water while waiting for a proper meal. It may not taste as good as sweets, but it is the healthier choice. Similarly, the Fed should have accepted a little more short-term economic pain by leaving interest rates a little higher than they are now. They may have received more heat from Washington and Wall Street, but we believe it would have been the right thing to do.

    The real lesson for the Fed is that prevention is the best, cheapest, and most effective medicine. Instead of being quick footed, the Fed should have raised interest rates early in the "bubble" era and accepted the price of short-term pain for long-term gain.

    While all eyes are fixed on consumer and business spending, hoping that the latter picks up before the former falters, an equally important sector is starting to show significant weakness: spending at the state and local level. Unlike the Federal government, U.S. states are legally bound to balance their budgets. With huge deficits surfacing, many states are cutting spending, enforcing hiring freezes, and contemplating raising taxes on real estate and commuters.

    How important are the state and the local authorities to the economy? The following two tables put things in perspective:

                                            EMPLOYMENT
                                     AS % OF TOTAL EMPLOYMENT                                       AS % GDP
                                     ------------------------                                       --------
Agriculture, forestry, and
  fishing..........................             1.7%           Personal consumption...............     69%
Mining.............................             0.4%           Residential fixed investment.......      4%
Construction.......................             5.1%           Nonresidential fixed investment....     12%
Manufacturing......................            12.7%           Change in inventories..............     -1%
Transportation and public
  utilities........................             5.1%           Net exports of goods and services..     -3%
Wholesale trade....................             4.9%           Federal government consumption
Retail trade.......................            17.4%           and investment.....................      6%
Finance, insurance, and real
  estate...........................             5.7%           State and local consumption and
Services...........................            30.5%           investment.........................     12%
                                                               Source: Bureau of Economic Analysis (year
Federal government.................             3.7%           2001)
State and local....................            13.2%
Source: Bureau of Economic Analysis (year 2001)

   Consider the following six industries: Security and commodity brokers, telephone and telegraph, transportation by air, motor vehicles and equipment, electronic and other electric equipment, and industrial machinery and equipment. They have dominated the headlines in terms of bankruptcies, fraud and layoffs; and yet they represent only 5.7% of total employment. The state and local authorities employ about 13.2% of total employment, if things were to get worse the Fed's job will become much more difficult.

    On the spending front, the influence of the state and local authorities is even higher. Their total spending is equal to total business spending (nonresidential fixed investment). While everyone is watching business spending, the state and local authorities may become the negative surprise of 2003.

EUROPE

    So far the biggest casualty of the Fed's aggressive easing of monetary policy has been Europe. Before the "bubble," Europe had two industries that were globally dominating their U.S. counterparts: Insurance and wireless telecommunications. Both got decimated and may never regain their global prominence. The wireless industry was a victim of the bubble valuation that existed in the equity market. In 2000, the auction for the wireless spectrum could not have been timed worse from the telecom operators' perspective. They paid hundreds of billions for the licenses, and then borrowed heavily to finance the purchases. Very recently, Mobilcom wrote down the full 9.9 billion Euros it paid for its wireless license. With insurance companies, much of the U.S. credit risk has ended up on the books of these firms either directly or through the credit derivatives market. The Fed may have fueled the bubble, but Europe financed it.

    Top-line growth in Europe is expected to be subdued next year as governments struggle to maintain their budgets within the Maastricht criteria. Germany has already breached the 3% budget deficit as a percentage of GDP rule and France is not too far behind with a 2.7% deficit. Also, consumers remain worried about job security as the unemployment rate in the Euro area economy rose from an already high level of 8% to 8.3%. Corporations remain focused on cost cutting to repair their balance sheets. Despite the weak economic environment in the U.S. and Europe, the consensus forecast is for GDP growth of 1.5% in 2003 to occur in Europe. In addition, European earnings are expected to be 29% higher next year mainly because of margin improvement from cost reduction. We expect these numbers will be revised downward early in 2003.

                                   CONSENSUS EARNINGS
                                    GROWTH FOR 2003
                                   ------------------
Auto.............................                 27%
Banks............................                 19%
Basic Resources..................                 50%
Cyclical Goods & Services........                 26%
Chemicals........................                 23%
Construction.....................                 12%
Energy...........................                  6%
Food & Beverage..................                 12%
Financial Services...............                 25%
Industrial Goods & Services......                 29%
Insurance........................                 53%
Media............................                286%
Non-cyclical Goods & Services....                 15%
Healthcare.......................                 10%
Retail...........................                 13%
Technology.......................                321%
Telecoms.........................                -45%
Utilities........................                  8%
Aggregate Europe.................                 29%
Source: Commerzbank

   Within Europe, geographical differentiation is quite high. Germany has earned the label of "the sick man of Europe" primarily because of its very rigid labor laws. The German government has also hampered recovery by implementing higher taxes as a solution to its budgetary problems. In France, the economy is in slightly better shape because the government has adopted more reasonable solutions, such as reducing spending, to resolve its budget deficit. The United Kingdom, is by far the strongest economy in Europe right now. Similar to the U.S., however, fears of a "bubble" forming in the residential real estate market are beginning to emerge. This is a major reason why we continue to underweight the United Kingdom. The Eurozone has also two major advantages relative to the U.S. First, the European Central Bank has a lot of room to cut interest rates once inflation worries subside. Secondly, valuations in Europe are about 30% cheaper than the U.S.--even when ignoring next year's earnings growth consensus.

    On the industry front, we continue to prefer non-cyclical industries as we see sub-par economic growth in the medium-term. We may overweight European financials once we attain higher confidence in the quality and transparency of their loans and investments. We are also warming up to the telecommunication industry as its cash flow generation has improved substantially as a result of reduction in capital spending. The cost of debt has also declined significantly recently, as the improved cash flow has eased worries of further debt downgrade. Major risks, however, include the regulatory environment, new entrants, and possible disappointment in the commercial potential of 3G (third generation wireless technology).

    We believe that paper industry fundamentals have improved substantially. The numerous consolidations we have seen in the sector have created a more disciplined approach toward capital spending and capacity expansion. The sector has been transformed from a value-destroyer to a value-creator and we don't believe that current valuations reflect that fundamental shift. In this sector, we like UPM Kymmene, Stora Enso, and SCA.

    The saving banks in Norway provide an interesting opportunity. Their Primary Capital Certificates ("PCCs") are listed on the stock exchange. Norwegian parliament recently passed a law which will allow the savings banks to demutualize. Because of their current structure, many of these banks are trading below book value while most Scandinavian banks are trading around 1.5x P/B. Most saving banks also pay a dividend yield of 6-8%. We expect many of the savings banks to demutualize in the next two to four years. Once demutualized, we expect that they may trade at multiples similar to other Scandinavian banks. They may also become potential takeover targets. Our favored names are Union Bank of Norway, which was the first to demutualize, and Sparebanken Rogaland.

    We continue to underweight the pharmaceuticals industry as we expect downward pricing pressure coming from the politicians and from the generic industry. Many products are reaching patent expiration and there are not enough new drugs coming out of the pipeline to offset the loss in sales. Also, it is becoming more difficult and more costly to bring new drugs to market. The price of licensing new drugs from biotech companies has risen almost tenfold over a decade--from as little as 5% royalty on sales to as much as 50%.

    Technology is a sector we feel very comfortable avoiding. We feel that the current valuations in many technology sectors cannot be justified. We believe that the bottom in the sector is still yet to come.

CENTRAL EUROPE

    Our investments in Central Europe differentiate the Equity Fund's strategy from those of other international equity funds. Over the last three years, these investments have contributed positively to the Equity Fund's performance. We believe that the prospects over the next few years remain equally bright.

    With the positive outcome from the Irish referendum on the Nice Treaty, the political risk to EU expansion has substantially diminished. The biggest risk these days has been macroeconomics. The poor macroeconomic conditions in Western Europe, especially in Germany, are affecting the economy of the region. The weakness if it persists may influence the quality of the loans of the banks in the region.

    We expect positive news on EU expansion to come from the Copenhagen Summit this December. We expect the summit to confirm the market's expectations that many Central European countries should qualify to join the EU by early 2004.

    In Central Europe, we remain overweight in the banking sector, since it is one of the largest beneficiaries from the ascension towards European Union and European Monetary Union memberships. Most of the banks we own in the region either have a market leadership or are controlled by a Western European bank. The quality of management is high, the execution has been good so far, and valuations are reasonable. We have already visited the region twice and interviewed the management of each of the banks we hold in the Equity Fund. Our key holdings are OTP Bank, Bank Pekao, Komercni Banka, Erste Bank, and Romanian Development Bank (BRD).

JAPAN

    The Bank of Japan has finally managed to force the Japanese government to seriously address Japan's ailment. Mr. Heizo Takenaka, minister for the economy and financial services is developing a plan to accelerate disposal of bad loans in the Japanese banking sector.

    According to the Financial Services Agency ("FSA"), bad loans are much larger than the banks official tally of Y19,989bn. The FSA estimates that it is around Y47,000bn and others predict it will reach Y60,000bn. Determining the strength of a borrower in a zero-interest rate environment is quiet difficult since anyone can pay the interest. In order to get the bad loans figure more in line with reality, Mr. Takenaka wants the banks to use discounted cash flow ("DCF") to assess the strength of their borrowers.

    Also, the banks' Tier 1 capital is low and its quality very poor. Many large banks have about 50% of their tax-deferred assets as part of Tier 1 capital, while the international standard is to limit it to 10% of Tier 1. There is speculation that banks may not be allowed to exceed the 10% threshold, which may force them to convert the government's preferred shares into common shares--a partial re-nationalization of the banks.

                                SUMITOMO MITSUI    MIZUHO       UFJ      MITSUBISHI TOKYO
                                ---------------  ----------  ----------  ----------------
Tier 1 ratio..................            5.51%       5.33%       5.77%             5.27%
Deferred tax credits As % of
  Tier 1......................            49.6%       49.6%       49.2%               31%

    In addition, the Japanese banking sector faces severe competition from the post office and the lack of demand for new loans. In fact, many companies are repaying their loans even with rates around zero.

    Although Japan is finally taking courageous steps to address the problems in its banking sector, its attraction as an investment is still poor. Equity valuation remains very high and management's consideration for shareholders remains poor. Aging demographics and a culture of high savings provides dim prospects for domestic demand. The threat of China hollowing the manufacturing industry of Japan has never been more real.

    Although Japan does not appeal to us from the top-down, we are finding a few exciting stories from the bottom-up such as Nissan and Kao. Kao is Japan's number one maker of personal care, laundry, and cleaning products. Its most well known brand in the U.S. is 'Biore' for skin care. Now it is test marketing an exciting new product in the U.S. with Archer Daniels Midland. It is a revolutionary new cooking oil. It is the first and only oil that has clinically proven to help with the fight against body fat and obesity. It basically replaces most of the bad LDL cholesterol in traditional cooking oil with the good HDL cholesterol. The brand name is ENOVA and we suspect it will soon become a household name.

    Nissan has been a great turnaround story. While most managers in Japan have failed to translate their promise of restructuring into deeds, Nissan's management has delivered. Carlos Ghosn, Nissan's CEO, has over-delivered year after year against the company's already ambitious plans. He finished 'the revival plan' a year ahead of schedule. The plan required closing five factories, laying off 14% of employees by 2002, slashing the number of suppliers and reducing Nissan's stake in them (in order to reduce costs by 20% in 2 years), and sharing operations with Renault. Now, under the new 3-year plan 'Nissan 180', he aims to boost sales by 1 million units per year, raise operating margins by 8%, and reduce net debt in the automotive operation to zero. He is already ahead of schedule: The new Altima is selling very well in America and the company was able to raise the retail price on Altima and Sentra. The company plans to continue to introduce new models in both the Nissan and Infiniti channels. Finally, the company undertook a major initiative in China by setting up a joint venture with the third largest car manufacturer.

    China's threat is not only limited to Japanese manufacturers. It is also a threat to its Asian neighbors. The labor cost in China is 8% that of Korea. China is even threatening Mexico's competitiveness. Several U.S. companies located in Texas and Southern California have recently decided to move their plants or outsourcing from Mexico to China.

    China's dominance can no longer be ignored. The combination of cheap labor and low cost of capital is propelling China to global dominance. It is currently the world's third largest exporter. Although we do not currently find attractive investments in China, its influence on our investment decision at the country, sector, and company level is rising rapidly. It is affecting our outlook on Japan, Korea, and Mexico. It is also shaping our opinion on inflation and our outlook for the manufacturing sector. China's consumption of many base commodities is rising exponentially. As a result, we have recently added a couple of mining stocks into our portfolio: WMC and BHP Billiton. Another natural resource industry that we are heavily exposed to is the Canadian gas sector. Gas is a clean and efficient source of energy. Its consumption in the United States is increasing at a high rate. Yet production in existing wells drops dramatically, about 40%, once the well is more than two-years old. Hence, the pressure to find new wells just to keep production constant is mounting and the risk of having mismatch between supply and demand is high. And gas is a commodity that is difficult and expensive to transport. Hence, there is a good possibility that we could see the gas in North America trading at a huge premium to the gas in the rest of the world for long periods of time. Our favorite names are Encana and Canadian Natural Resources.

    On the currency front, we expect a weak U.S. dollar for 2003--especially against the Euro. Given the size of the U.S. economy and the size of its current account deficit, the U.S. needs to attract yearly 76% of the world's savings just to maintain its current spending and prevent the dollar from weakening! The British pound should weaken against the Euro if the prospects of a referendum on the U.K. joining the Euro improve. The U.K. today has a very strong currency that makes it very disadvantageous for the manufacturing and export sector to join the Euro at the current exchange rate.

    Overall, we expect a sub-par economic growth globally over the next few years, but with many pockets of opportunity: such as the banking sector in Central Europe, the Canadian gas sector, the Australian mining sector, and the Norwegian saving banks by participating in the PCCs (Primary Capital Certificates). Western Europe today provides a good buying opportunity despite the difficult economic conditions. Certain financial companies may provide opportunity to be a bargain, especially if they were prudent in their lending policies and risk management. We believe it is still not the time to be aggressive in taking risk. Prudence remains a virtue.

                                          /s/ Rudolph-Riad Younes

                                          Rudolph-Riad Younes
                                          INTERNATIONAL EQUITY FUND PORTFOLIO
                                          MANAGER

The views expressed reflect those of the portfolio manager only through the end of the period covered by the report as stated on the cover. This commentary contains certain forward looking statements regarding the intent, belief or current expectations of the portfolio manager. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve certain risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The views are subject to change based on market and other conditions.

For more complete information on the Equity Fund, including information on sales charges and expenses, please call 800-435-4659 for a prospectus. Please read the prospectus carefully before investing.

JULIUS BAER GLOBAL INCOME FUND

    The Julius Baer Global Income Fund ("Income Fund") Class A shares returned 7.86% for the fiscal year ended October 31, 2002 ("Reporting Period"), 7.34% annualized over the past 3 years, 5.78% annualized over the past 5 years, and 6.10% since its inception versus its customized benchmark (80% Merrill Lynch 1-10Yr US Corporate and Government Bond Index and 20% JP Morgan Global Government Non-US in US$Bond Index) which returned 6.79%, 7.60%, 6.61%, and 7.30% over comparable periods.

                                                                TOTAL RETURN*
                                -----------------------------------------------------------------------------
                                                         3-YEAR              5-YEAR          SINCE INCEPTION
                                     1-YEAR           (ANNUALIZED)        (ANNUALIZED)        (ANNUALIZED)
                                10/31/01-10/31/02   10/31/99-10/31/02   10/31/97-10/31/02   10/4/93-10/31/02
                                -----------------   -----------------   -----------------   -----------------
Julius Baer Global Income
  Fund, Class A...............              7.86%               7.34%             5.78%                 6.10%
Customized Benchmark..........              6.79%               7.60%             6.61%                 7.30%
Income Fund vs. Customized
  Benchmark...................              1.07%              (0.26%)           (0.83%)               (1.20%)

    After aggressively cutting interest rates throughout 2001, the US Federal Reserve (the "Fed") remained very quiet in 2002. The Fed cut rates by 75 basis points during the fiscal year, which dropped the Federal Funds rate to 1.75%. Although the Fed reacted quickly to support the economy after the September 11th terrorist attacks, several signs prior to the event had indicated that the US economy was in poor shape. Treasury rates reflected this unease with the economy. On November 1, 2001 the 10-year benchmark treasury was trading at 4.24%, close to a low yield for 20 years. The Fed's aggressiveness did begin to exhibit some positive results as the economy climbed out of a shallow recession and started showing strong growth, especially in housing and auto sales. Rates reacted to these signs of growth quickly. In the middle of November 10-year treasury rates jumped over 80 basis points in a 2 week period and rose over 1.2% until the beginning of March at which point the markets started to believe that this was not like a normal recovery. The Fed stimulation was being countered by the plunge in the equity markets and the increasing loss of confidence in corporate management. The 10-year treasury rates declined 1.88% in the beginning of April and fell to 3.56% by mid October. At October 31, 2002, the 10-year closed at 3.89%.

    In Europe, the European Central Bank (the "ECB") was on a much less aggressive course than the Fed. The ECB cut rates along with the Fed a few days after September 11, 2001 but has left rates unchanged since then. The ECB maintains a different mandate than the Fed. The ECB's task is to control inflation and have a stated target of 2.0% annual inflation rate. Throughout 2002, the ECB's job has been complicated by the convergence of the Euro. The ECB is one central bank trying to manage 12 different economies. Some of these economies have had fairly strong growth (Spain, Ireland) while some have been depressed (Germany, Italy). The dichotomy has tied the hands of the ECB and has prevented them from becoming more aggressive in easing. This has lead to a less volatile interest rate market in Europe than the US. Using German 10-year Bunds as an example, yields started the fiscal year at 4.26%, rose as high as 5.26% by mid March and stayed around that level until mid May. Rates then declined back to the 4.26% at the end of September and by October 31st closed at 4.55%, 29 basis points higher then the start of the year. The US treasury 10-year ended the year 35 basis points lower, yet the US economy is showing more signs of growth than Germany.

    Over the year, Japanese Government Bonds ("JGB") were actually lower, especially in the medium and longer end of their yield curve. The 30-year JGB rallied by 65 basis points, which is a large move considering that 30-year rates started the fiscal year at 2.49%. The 10-year JGB's rallied 32 basis points over the same time period and stood at 0.99% as of 10/31/02. The Japanese economy continues to falter. There are a tremendous number of bad loans plaguing the banking system. The rate of

----------------

*Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestmentof dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflects an expense waiver in effect. Without it total returns for the Fund would have been lower. Indexes do not incur expenses and are not available for investment.

bankruptcies and layoffs are expected to continue to rise. Small business, which employs about 75% of the Japanese workforce, has dismal expectations for the economy going forward. The country's leaders continue to lack the will to push through the needed reforms and continue to work in a disjointed way, especially the Ministry of Finance and the Central Bank. Recently, there has been some stir that Japanese politicians may be readdressing the issue. We consider this to be a hopeful, albeit a faint sign of progress.

    Several factors contributed to the Income Fund's outperformance over the last fiscal year. In the beginning of 2002, we believed that the US economy and the equity markets were heading into rougher times and therefore positioned the Fund accordingly. We were confident that as the economy slowed that interest rates would drop. To capitalize on this, we held a long duration position for a large part of the year. We also reduced our exposure to corporate bonds and moved into more conservative positions, especially sovereign credits. Therefore we were able to avoid the corporate bond implosions that hurt many of our competitors. Believing that the US Dollar was and continues to be overvalued and is poised for a long term bear market, we were underweight the US Dollar throughout the year.

    Currently, the Income Fund has a duration position close to its benchmark. The Income Fund has a large position in Mortgage Backed Securities ("MBS") because we believe that despite the yield at which they trade, investors are more than adequately compensated for the inherent risks of these securities. On the international side of the product, we hold a position in Icelandic bonds that have extremely high yields for a country that has AA ratings. We believe that these securities will likely remain as a long term core holding of the Income Fund.

    Finally, the Income Fund has currency positions greater than its benchmark in the Euro, Swedish Krona, Norwegian Krone, Australian and Canadian Dollar. We believe that near-term fundamentals are better for these currencies than that of the U.S. or Japan.

                                          /s/ Donald Quigley

                                          Donald Quigley
                                          GLOBAL INCOME FUND PORTFOLIO MANAGER

The views expressed reflect those of the portfolio manager only through the end of the period covered by the report as stated on the cover. This commentary contains certain forward looking statements regarding the intent, belief or current expectations of the portfolio manager. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve certain risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The views are subject to change based on market and other conditions.

For more complete information on the Income Fund, including information on sales charges and expenses, please call 800-435-4659 for a prospectus. Please read the prospectus carefully before investing.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002
(PERCENTAGE OF NET ASSETS)

                                                                             MARKET
             FACE                                                             VALUE
CURRENCY     VALUE                                                          (NOTE 1)
--------  -----------                                                      -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--43.4%
                       Fannie Mae
USD         2,731,044    5.500% due 10/01/2017...........................  $ 2,820,862
USD         1,376,101    6.000% due 12/01/2031...........................    1,416,974
                                                                           -----------
                                                                             4,237,836
                                                                           -----------
                       Ginnie Mae
USD         1,058,221    7.000% due 04/15/2032...........................    1,111,699
USD         1,657,691    6.500% due 06/15/2032...........................    1,728,439
                                                                           -----------
                                                                             2,840,138
                                                                           -----------
                       U.S. Treasury Inflation Indexed Bond
USD           829,605    3.375% due 04/15/2032...........................      900,121
                                                                           -----------
                       U.S. Treasury Inflation Indexed Note
USD         1,241,413    3.625% due 01/15/2008...........................    1,346,933
                                                                           -----------
                       U.S. Treasury Notes
USD         2,410,000    5.875% due 11/15/2005...........................    2,668,698
USD           150,000    3.500% due 11/15/2006...........................      155,672
USD         1,815,000    5.750% due 08/15/2010...........................    2,076,189
USD           930,000    4.375% due 08/15/2012...........................      966,619
                                                                           -----------
                                                                             5,867,178
                                                                           -----------
                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST
                         $14,857,007)....................................   15,192,206
                                                                           -----------
FOREIGN GOVERNMENT BONDS--39.7%
                       ITALY--6.7%
                       Buoni Poliennali Del Tes
EUR         1,130,000    4.750% due 03/15/2006...........................    1,160,155
                                                                           -----------
                       Republic of Italy
USD         1,085,000    5.625% due 06/15/2012...........................    1,184,929
                                                                           -----------
                                                                             2,345,084
                                                                           -----------
                       ICELAND--6.1%
                       Housing Finance Fund
ISK        59,412,147    4.750% due 12/15/2022...........................    1,004,288
ISK        68,544,618    4.750% due 12/15/2037...........................    1,148,989
                                                                           -----------
                                                                             2,153,277
                                                                           -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2002
(PERCENTAGE OF NET ASSETS)

                                                                             MARKET
             FACE                                                             VALUE
CURRENCY     VALUE                                                          (NOTE 1)
--------  -----------                                                      -----------
FOREIGN GOVERNMENT BONDS--CONTINUED
                       GERMANY--5.7%
                       Deutschland Republic
EUR         1,890,000    5.250% due 07/04/2010...........................  $ 1,983,432
                                                                           -----------
                       FINLAND--5.6%
                       Republic of Finland
USD         1,850,000    4.750% due 03/06/2007...........................    1,978,205
                                                                           -----------
                       CANADA--5.3%
                       Government of Canada
CAD         1,210,000    7.000% due 12/01/2006...........................      860,927
                                                                           -----------
                       Government of Quebec
USD           880,000    6.125% due 01/22/2011...........................      982,597
                                                                           -----------
                                                                             1,843,524
                                                                           -----------
                       FRANCE--4.7%
                       Government of France
EUR         1,010,000    4.500% due 07/12/2006...........................    1,029,960
EUR           615,000    4.000% due 10/25/2009...........................      599,476
                                                                           -----------
                                                                             1,629,436
                                                                           -----------
                       AUSTRALIA--3.0%
                       New South Wales Treasury Corporation
AUD         1,710,000    8.000% due 03/01/2008...........................    1,059,229
                                                                           -----------
                       SWEDEN--2.6%
                       Government of Sweden
SEK         8,650,000    3.500% due 04/20/2006...........................      914,527
                                                                           -----------
                       TOTAL FOREIGN GOVERNMENT BONDS (COST
                         $12,740,552)....................................   13,906,714
                                                                           -----------
CORPORATE BONDS--13.3%
                       UNITED STATES--13.3%
                       ABN-Amro Bank NV (Chicago)
USD           866,000    7.250% due 05/31/2005...........................      950,829
                                                                           -----------
                       Bank One Corporation
USD           460,000    5.900% due 11/15/2011...........................      493,420
                                                                           -----------
                       Hewlett-Packard Company
USD           685,000    7.150% due 06/15/2005...........................      737,307
                                                                           -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2002
(PERCENTAGE OF NET ASSETS)

                                                                             MARKET
             FACE                                                             VALUE
CURRENCY     VALUE                                                          (NOTE 1)
--------  -----------                                                      -----------
CORPORATE BONDS--CONTINUED
                   UNITED STATES--CONTINUED
                       International Lease Finance Corporation
USD           485,000    5.625% due 06/01/2007...........................  $   492,585
                                                                           -----------
                       Natural Rural Utilities
USD           865,000    5.250% due 07/15/2004...........................      893,396
                                                                           -----------
                       Wells Fargo Financial Inc
USD         1,030,000    4.875% due 06/12/2007...........................    1,086,114
                                                                           -----------
                       TOTAL CORPORATE BONDS (COST $4,558,732)...........    4,653,651
                                                                           -----------
REPURCHASE AGREEMENTS--0.1%
                       UNITED STATES--0.1%
USD            39,599  Investors Bank & Trust Company Repurchase
                       Agreement, dated 10/31/2002, due 11/01/2002, with
                       a maturity value of $39,600 and an effective yield
                       of 0.94%, collateralized by a Fannie Mae
                       Obligation, with a rate of 6.273%, a maturity of
                       6/01/2027, and a market value of $41,684. (Cost
                       $39,599)..........................................       39,599
                                                                           -----------
                       TOTAL INVESTMENTS--96.5% (COST $32,195,890)(1)....   33,792,170
                       OTHER ASSETS AND LIABILITIES (NET)--3.5%..........    1,232,910
                                                                           -----------
                       TOTAL NET ASSETS--100.0%..........................  $35,025,080
                                                                           ===========
Notes to the Portfolio of Investments:
------------------

(1)  Aggregate cost for federal income tax purposes was $32,185,057.

                             GLOSSARY OF CURRENCIES

            AUD     --  Australian Dollar               ISK     --  Icelandic Krona
            CAD     --  Canadian Dollar                 SEK     --  Swedish Krona
            EUR     --  Euro                            USD     --  United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 2002

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                    CONTRACTS TO RECEIVE
             ----------------------------------               NET UNREALIZED
EXPIRATION           LOCAL            VALUE IN   IN EXCHANGE   APPRECIATION
   DATE             CURRENCY            USD        FOR USD    (DEPRECIATION)
----------          --------          --------   -----------  --------------

 11/27/02    AUD          1,690,967    935,885      913,883      $ 22,002
  1/09/03    EUR            988,587    974,966      957,081        17,885
 11/15/02    JPY        260,460,356  2,125,293    2,170,392       (45,099)
  1/09/03    NOK          8,640,767  1,148,523    1,116,594        31,929
                                                                 --------
              Net unrealized appreciation on forward foreign
exchange contracts to buy ..................................     $ 26,717
                                                                 ========

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                    CONTRACTS TO DELIVER
             ----------------------------------
EXPIRATION           LOCAL            VALUE IN   IN EXCHANGE  NET UNREALIZED
   DATE             CURRENCY            USD        FOR USD    (DEPRECIATION)
----------          --------          --------   -----------  --------------
 11/27/02    AUD          1,690,967    935,885      913,122      $(22,763)
  1/09/03    ISK        186,236,215  2,136,471    2,073,676       (62,795)
 11/15/02    JPY        173,640,237  1,416,862    1,413,431        (3,431)
                                                                 --------
              Net unrealized depreciation on forward foreign
exchange contracts to sell .................................     $(88,989)
                                                                 ========

                             GLOSSARY OF CURRENCIES

            AUD     --  Australian Dollar               JPY     --  Japanese Yen
            EUR     --  Euro                            NOK     --  Norwegian Krone
            ISK     --  Icelandic Krona

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002
(PERCENTAGE OF NET ASSETS)

                                            SHARE         MARKET
DESCRIPTION                                 AMOUNT        VALUE
----------------------------------------  ----------  --------------
COMMON STOCKS--76.2%
UNITED KINGDOM--13.1%
Acambis Plc*............................     274,760  $    1,095,728
ARM Holdings*...........................     434,229         383,686
ARM Holdings ADR*.......................      83,235         227,232
Associated British Foods................     300,320       2,733,482
BP Plc..................................   1,480,409       9,492,368
Canary Wharf Group*.....................     316,810       1,857,972
Diageo Plc..............................     576,353       6,494,288
Gallaher Group..........................     397,310       3,902,097
GlaxoSmithkline Plc.....................     381,980       7,288,018
Hilton Group............................   4,400,640      11,974,960
J.D. Wetherspoon........................     812,358       3,589,012
Pearson Plc.............................   1,304,781      13,916,531
Reckitt Benckiser.......................     266,486       4,834,386
Regent Inns Plc.........................     865,268       1,387,022
Royal Bank of Scotland..................     223,497       5,256,885
SABMiller Plc...........................     613,830       4,147,065
Scottish & Southern Energy..............     455,401       4,515,358
Six Continents..........................     773,634       6,279,309
Standard Chartered......................     509,996       5,934,016
Tesco Plc...............................   1,870,000       5,734,346
Unilever Plc............................   1,036,310      10,234,627
Vodafone Group..........................  14,724,834      23,661,442
                                                      --------------
                                                         134,939,830
                                                      --------------
FRANCE--8.6%
Accor SA................................     235,529       8,351,678
Alcatel Alsthom.........................     700,000       3,489,545
Autoroutes du Sud de la France (ASF)*...      23,533         586,335
Autoroutes du Sud de la France (ASF)
  (144A)*...............................     176,356       4,393,985
Bouygues SA.............................     301,503       7,929,580
Carrefour SA............................     106,187       4,923,786
Groupe Danone...........................      49,870       6,461,761
Lafarge SA..............................      67,860       5,399,830
LVMH SA.................................     129,850       5,821,942

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2002
(PERCENTAGE OF NET ASSETS)

                                            SHARE         MARKET
DESCRIPTION                                 AMOUNT        VALUE
----------------------------------------  ----------  --------------
COMMON STOCKS--CONTINUED
FRANCE--CONTINUED
PSA Peugeot Citroen.....................     122,490  $    5,190,274
Remy Cointreau..........................      81,237       2,447,507
Scor SA.................................       1,000           7,220
TotalFina Elf SA--Class B...............     126,453      17,397,885
Valeo...................................     152,610       4,490,660
Vinci SA................................     203,147      11,332,604
                                                      --------------
                                                          88,224,592
                                                      --------------
NORWAY--5.0%
Den Norske Bank.........................   1,395,085       6,423,009
Gjensidige NOR*.........................     242,861       7,530,321
Nordlandsbanken.........................     444,914       2,687,400
Norsk Hydro.............................     145,886       5,610,247
Orkla ASA...............................     682,238      10,805,917
Sparebanken Midt-Norge..................     175,911       4,250,199
Sparebanken Rogland.....................     252,629       7,392,365
Statoil ASA.............................     565,828       4,101,304
Telenor ASA.............................     764,829       2,720,533
                                                      --------------
                                                          51,521,295
                                                      --------------
POLAND--4.8%
Agora SA*...............................     165,813       2,226,921
Bank Pekao*.............................   1,189,755      28,413,294
Bank Prezemyslowo-Handlowy..............      30,200       1,889,281
Bank Zachodni WBK SA*...................     535,297       9,567,892
Budimex*................................     709,800       4,933,817
Telekomunikacja Polska*.................     801,475       2,735,783
                                                      --------------
                                                          49,766,988
                                                      --------------
SWITZERLAND--4.8%
Compagnie Financiere Richemont..........     897,980      15,486,602
Givaudan--Registered....................       4,397       1,837,783
Nestle SA--Registered...................      53,230      11,394,086
Novartis AG--Registered.................      55,745       2,122,578

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2002
(PERCENTAGE OF NET ASSETS)

                                            SHARE         MARKET
DESCRIPTION                                 AMOUNT        VALUE
----------------------------------------  ----------  --------------
COMMON STOCKS--CONTINUED
SWITZERLAND--CONTINUED
Roche Holding...........................      75,509  $    5,336,596
Syngenta AG.............................      40,450       2,403,309
The Swatch Group........................      46,700         765,910
The Swatch Group--Class B...............      80,883       6,591,642
UBS AG--Registered*.....................      65,203       3,102,280
                                                      --------------
                                                          49,040,786
                                                      --------------
ITALY--4.2%
Banca Popolare di Verona Scrl...........     466,460       5,665,692
Cassa di Risparmio Di Firenze...........   4,397,541       5,302,172
Credito Italiano........................   2,659,517       9,932,875
Eni SPA.................................   1,160,973      16,079,902
Parmalat Finanziaria....................     664,240       1,849,454
Snam Rete Gas...........................   1,561,957       4,631,705
                                                      --------------
                                                          43,461,800
                                                      --------------
GERMANY--4.1%
Allianz AG--Registered..................      30,920       3,244,242
B.M.W...................................     284,525      10,145,324
Buderus AG..............................     149,915       3,440,117
Continental AG*.........................     214,310       3,067,264
Deutsche Telekom........................     184,735       2,106,778
Fraport AG..............................     247,742       5,023,353
K & S...................................      84,189       1,577,992
Linde AG................................      69,450       2,652,923
Muenchener
  Rueckversicherungs-Gesellschaft--
  Registered............................      15,269       1,949,137
Stada Arzneimittel......................      62,665       2,268,539
Volkswagen AG...........................      76,090       2,865,172
Wella AG................................      67,915       3,513,238
                                                      --------------
                                                          41,854,079
                                                      --------------
FINLAND--3.9%
Fortum Oyj..............................     745,935       4,426,826

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2002
(PERCENTAGE OF NET ASSETS)

                                            SHARE         MARKET
DESCRIPTION                                 AMOUNT        VALUE
----------------------------------------  ----------  --------------
M-Real Oyj-B Shares.....................     541,319       3,983,515
COMMON STOCKS--CONTINUED
FINLAND--CONTINUED
Nokia Oyj...............................     676,970  $   11,389,743
Nokia Oyj ADR...........................      23,066         383,357
Stora Enso--Class R.....................     683,596       7,031,906
UPM-Kymmene Oyj.........................     409,188      13,234,601
                                                      --------------
                                                          40,449,948
                                                      --------------
CANADA--3.5%
Canadian Natural Resources..............     216,052       5,886,353
Encana Corp.............................     557,978      16,238,258
Petro-Canada............................     234,688       6,502,289
Royal Bank of Canada....................      70,405       2,452,848
Suncor Energy...........................     343,780       4,985,828
                                                      --------------
                                                          36,065,576
                                                      --------------
CZECH REPUBLIC--3.4%
Komercni Banka..........................     556,216      35,088,936
                                                      --------------
HUNGARY--3.4%
Egis Rt.................................     151,665       8,018,176
OTP Bank................................   3,045,553      26,937,112
                                                      --------------
                                                          34,955,288
                                                      --------------
JAPAN--3.1%
Fanuc Ltd...............................          40           1,582
Fuji Television Network.................       1,284       6,021,286
Honda Motor.............................      67,880       2,430,316
Ito-Yokado..............................      47,115       1,467,841
Kao Corp................................     147,640       3,371,463
Mitsubishi Tokyo Financial Group........        0.33           2,150
Nissan Motor Co.........................     391,320       3,003,157
Nomura Holdings.........................     545,201       6,269,489
Shiseido Co.............................     247,421       2,748,337

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2002
(PERCENTAGE OF NET ASSETS)

                                            SHARE         MARKET
DESCRIPTION                                 AMOUNT        VALUE
----------------------------------------  ----------  --------------
COMMON STOCKS--CONTINUED
JAPAN--CONTINUED
Takeda Chemical Industries..............      49,060  $    2,036,581
Tokyo Broadcasting System...............     328,000       4,494,067
                                                      --------------
                                                          31,846,269
                                                      --------------
NETHERLANDS--2.5%
Akzo Nobel..............................     140,055       4,183,558
Gucci Group.............................      12,299       1,112,484
Heijmans NV.............................     136,759       2,444,299
ING Groep...............................     359,828       6,011,250
Koninklijke Grolsch.....................     103,859       2,015,502
Rodamco Europe..........................      70,274       2,901,960
Royal Volker Wessels Stevin.............     157,041       3,184,250
TPG NV..................................     119,678       1,936,591
Vodafone Libertel*......................     281,618       2,130,895
                                                      --------------
                                                          25,920,789
                                                      --------------
AUSTRIA--2.4%
Erste Bank..............................      19,526       1,129,048
Erste Bank der Oesterreichischen
  Sparkassen............................     307,319      17,985,859
OMV AG..................................      61,335       5,939,245
                                                      --------------
                                                          25,054,152
                                                      --------------
AUSTRALIA--2.2%
BHP Billiton............................   1,946,872      10,461,691
News Corp...............................     684,023       4,036,017
News Corp ADR...........................         130           3,020
WMC Ltd.................................   1,900,795       8,000,512
                                                      --------------
                                                          22,501,240
                                                      --------------
SPAIN--1.6%
Acerinox SA.............................      52,020       1,846,133
Actividades de Construccion y
  Servicios.............................      60,080       1,663,904
Aurea Concesiones de Infraestructuras...     124,926       2,683,817
Grupo Dragados..........................     110,270       1,593,484
Grupo Empresarial Chapultec.............     306,507       4,274,642

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2002
(PERCENTAGE OF NET ASSETS)

                                            SHARE         MARKET
DESCRIPTION                                 AMOUNT        VALUE
----------------------------------------  ----------  --------------
COMMON STOCKS--CONTINUED
SPAIN--CONTINUED
Grupo Ferrovial.........................     135,898  $    3,158,793
Vallehermoso SA.........................     204,445       1,678,397
                                                      --------------
                                                          16,899,170
                                                      --------------
RUSSIA--1.1%
Sberbank RF.............................      12,200       2,281,400
Sun Interbrew GDR*......................     580,401       2,812,966
Surgutneftegaz ADR......................      96,740       1,731,646
Wimm-Bill-Dann Foods ADR*...............     215,562       4,304,773
                                                      --------------
                                                          11,130,785
                                                      --------------
ROMANIA--0.8%
Romanian Development Bank*..............   6,030,350       5,063,357
SNP Petrom*.............................  85,815,069       3,487,323
                                                      --------------
                                                           8,550,680
                                                      --------------
BELGIUM--0.7%
Almanij NV..............................      99,655       3,361,195
Dexia...................................     414,055       3,968,460
                                                      --------------
                                                           7,329,655
                                                      --------------
IRELAND--0.6%
Allied Irish Banks......................     134,910       1,868,153
Bank of Ireland.........................     189,666       2,101,105
DePfa Bank..............................      47,635       2,195,595
                                                      --------------
                                                           6,164,853
                                                      --------------
BRAZIL--0.6%
Companhia de Bebidas das Americas PR
  ADR...................................     406,654       5,884,283
                                                      --------------
DENMARK--0.5%
Bang & Olufsen--Class B.................      54,565       1,067,496
Danske Bank.............................     287,190       4,567,429
                                                      --------------
                                                           5,634,925
                                                      --------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2002
(PERCENTAGE OF NET ASSETS)

                                            SHARE         MARKET
DESCRIPTION                                 AMOUNT        VALUE
----------------------------------------  ----------  --------------
COMMON STOCKS--CONTINUED
PORTUGAL--0.4%
Electricidade de Portugal...............   2,408,165  $    3,668,151
                                                      --------------
SWEDEN--0.3%
Svenska Cellulosa--Class B..............     109,594       3,341,572
                                                      --------------
HONG KONG--0.3%
Bank of East Asia.......................   1,636,309       2,853,326
                                                      --------------
INDONESIA--0.2%
PT Indofood Sukses Makmur...............  35,637,820       2,413,179
                                                      --------------
VENEZUELA--0.1%
CANTV ADR...............................      64,523         764,598
                                                      --------------
TOTAL COMMON STOCKS (COST $806,470,887).............     785,326,745
                                                      --------------
PREFERRED STOCKS--1.5%
GERMANY--1.5%
Henkel KGAA--Vorzug.....................     141,785       8,983,745
Porsche AG..............................       5,196       2,490,022
Volkswagen AG...........................      64,860       1,741,754
Wella AG................................      42,637       2,243,564
                                                      --------------
TOTAL PREFERRED STOCKS (COST $15,078,044)...........      15,459,085
                                                      --------------
INVESTMENT FUNDS--0.0%
POLAND--0.0%
NFI Trzeci (Cost $9,936)................       3,000           2,711
                                                      --------------
EXCHANGE TRADED FUNDS--4.9%
JAPAN--3.0%
Tokyo Price Index (Topix)...............   4,281,660      30,345,084
                                                      --------------
IRELAND--1.9%
Euro Stoxx 50 LDRS......................     800,000      19,956,082
                                                      --------------
TOTAL EXCHANGE TRADED FUNDS (COST $53,701,298)......      50,301,166
                                                      --------------
RIGHTS--0.0%
INDONESIA--0.0%
Pt Lippo Bank Tbk Certificate of
  Entitlement (Cost $0)*................   7,920,000               0
                                                      --------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2002
(PERCENTAGE OF NET ASSETS)

                                            SHARE         MARKET
DESCRIPTION                                 AMOUNT        VALUE
----------------------------------------  ----------  --------------
WARRANTS--3.2%
UNITED STATES--3.2%
iShares S&P Europe 350 Index Fund.......     700,000  $   33,495,000
                                                      --------------
BRAZIL--0.0%
Companhia de Bebidas das Americas
  Warrants, strike price BRL 200, expire
  4/30/2003*............................       9,993           3,309
                                                      --------------
THAILAND--0.0%
Siam Commercial Bank Public Company Ltd
  Warrants, strike price THB 38.70,
  Expire 6/22/2004*.....................       2,100             145
                                                      --------------
TOTAL WARRANTS (COST $33,032,636)...................      33,498,454
                                                      --------------

                                                   FACE
                                     CURRENCY     VALUE
                                     --------  ------------
CORPORATE BONDS--0.0%
GERMANY--0.0%
Preussag AG 2.125%, due
  6/17/2004........................  EUR            21,000            19,803
                                                             ---------------
PORTUGAL--0.0%
Jeronimo Martins 0.000%, due
  12/30/2004.......................  EUR            14,360            15,617
                                                             ---------------
TOTAL CORPORATE BONDS (COST $37,071).......................           35,420
                                                             ---------------
SHORT-TERM INVESTMENTS--5.4%
CANADA--3.0%
Bank of Montreal 1.750%, due
  11/26/2002(1)....................  USD         1,077,163         1,077,163
Canadian Imperial Bank of Commerce
  1.880%, due 11/04/2002(1)........  USD         5,000,000         5,000,000
Royal Bank of Canada 1.875%, due
  11/01/2002(1)....................  USD        25,000,000        25,000,000
                                                             ---------------
                                                                  31,077,163
                                                             ---------------
FRANCE--1.9%
Credit Agricole Indosuez 1.750%,
  due 11/13/2002(1)................  USD        20,000,000        20,000,000
                                                             ---------------
UNITED STATES--0.5%
Jupiter Securitization Corp.
  1.783%, due 11/20/2002(1)........  USD         5,000,000         5,000,000
                                                             ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $56,077,163)............       56,077,163
                                                             ---------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2002
(PERCENTAGE OF NET ASSETS)

                                                   FACE          MARKET
DESCRIPTION                          CURRENCY     VALUE           VALUE
-----------------------------------  --------  ------------  ---------------
REPURCHASE AGREEMENTS--7.7%
UNITED STATES--7.7%
Investors Bank & Trust Company
Repurchase Agreement, dated
10/31/2002, due 11/01/2002 with a
maturity value of $78,978,683 and
an effective yield of 0.94%,
collateralized by U.S. Government
and Agency Obligations with rates
ranging from 4.584% to 6.125%, with
maturity dates ranging from
8/01/2031 to 7/01/2032, and an
aggregate market value of
$82,925,766. (Cost $78,976,621)....  USD        78,976,621   $    78,976,621
                                                             ---------------
TOTAL INVESTMENTS--98.9% (COST $1,043,383,656)(2)..........    1,019,677,365
OTHER ASSETS AND LIABILITIES (NET)--1.1%...................       11,377,994
                                                             ---------------
TOTAL NET ASSETS--100.0%...................................  $ 1,031,055,359
                                                             ===============
Notes to the Portfolio of
Investments:

------------------

ADR  American Depositary Receipt
GDR  Global Depositary Receipt
  *  Non-income producing security.
(1)  Represents investments of security lending collateral.
(2)  Aggregate cost for federal income tax purposes was $1,062,742,260.

                             GLOSSARY OF CURRENCIES



EUR     --  Euro                                 USD     --  United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 2002
FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                     CONTRACTS TO RECEIVE
             -------------------------------------                NET UNREALIZED
EXPIRATION            LOCAL             VALUE IN    IN EXCHANGE    APPRECIATION
   DATE              CURRENCY              USD        FOR USD     (DEPRECIATION)
----------           --------           --------    -----------   --------------

  2/06/03    CZK          411,906,681  13,250,979    13,132,267     $  118,712
  2/06/03    HUF        3,611,000,000  14,793,118    14,315,163        477,955
 11/01/02    JPY        3,682,800,000  30,035,477    30,000,000         35,477
 11/05/02    JPY        1,225,900,000   9,998,423    10,000,000         (1,577)
  1/13/03    PLN           47,000,000  11,667,742    11,295,362        372,380
  2/03/03    PLN           32,868,193   8,159,524     7,875,451        284,073
                                                                    ----------
                  Net unrealized appreciation on forward foreign
exchange contracts to buy ......................................    $1,287,020
                                                                    ==========

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                     CONTRACTS TO DELIVER
             -------------------------------------                NET UNREALIZED
EXPIRATION            LOCAL             VALUE IN    IN EXCHANGE    APPRECIATION
   DATE              CURRENCY              USD        FOR USD     (DEPRECIATION)
----------           --------           --------    -----------   --------------
  2/06/03    CZK          822,256,681  26,451,880    26,604,552    $   152,672
  2/06/03    HUF        7,222,600,000  29,588,693    28,000,000     (1,588,693)
  1/13/03    PLN          126,513,000  31,406,832    29,442,169     (1,964,663)
  2/03/03    PLN           32,868,193   8,159,523     7,648,192       (511,331)
                                                                   -----------
                  Net unrealized depreciation on forward foreign
exchange contracts to sell .....................................   $(3,912,015)
                                                                   ===========

                             GLOSSARY OF CURRENCIES


            CZK     --  Czech Koruna                         JPY     --  Japanese Yen
            HUF     --  Hungarian Forint                     PLN     --  Polish Zloty

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
OCTOBER 31, 2002
(PERCENTAGE OF NET ASSETS)

    At October 31, 2002, sector diversification of the Fund's investments were as follows:

                                                        MARKET
                                          % OF NET      VALUE
                                           ASSETS      (NOTE 1)
                                          --------     --------

INDUSTRY SECTOR
  Financials............................     25.1%  $  258,321,200
  Consumer Discretionary................     13.0      133,758,004
  Consumer Staples......................     11.9      122,907,907
  Energy................................     10.1      104,588,506
  Materials.............................      7.0       71,774,972
  Industrials...........................      6.5       67,101,674
  Telecommunications....................      4.1       42,700,689
  Healthcare............................      4.0       41,332,501
  Utilities.............................      2.2       22,646,955
  Information Technolgy.................      1.9       19,452,298
  Cash & Cash Equivalents...............     13.1      135,092,659
                                          -------   --------------
TOTAL INVESTMENTS.......................     98.9    1,019,677,365
OTHER ASSETS AND LIABILITIES (NET)......      1.1       11,377,994
                                          -------   --------------
NET ASSETS..............................    100.0%  $1,031,055,359
                                          =======   ==============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2002

                                           JULIUS BAER       JULIUS BAER
                                          GLOBAL INCOME  INTERNATIONAL EQUITY
                                              FUND               FUND
                                          -------------  --------------------
ASSETS:
  Investments in securities, at value
    (Cost $32,195,890 and
    $1,043,383,656, respectively).......   $33,792,170      $1,019,677,365
  Foreign currency, at value (Cost
    $2,569 and $50,421,067,
    respectively).......................         3,091          50,896,585
  Receivables:
    Investments sold....................     1,106,629          18,598,503
    Fund shares sold....................     1,000,000           8,069,301
    Interest and dividends..............       439,004             905,815
    Forward foreign exchange
      contracts.........................        71,816           1,441,269
    Tax reclaim.........................            --             236,581
  Prepaid expenses......................           743              20,854
                                           -----------      --------------
  Total Assets..........................    36,413,453       1,099,846,273
                                           -----------      --------------
LIABILITIES:
  Payables:
    Investments purchased...............     1,158,212           7,005,459
    Fund shares repurchased.............           119             402,175
    Forward foreign exchange
      contracts.........................       134,088           4,066,264
    Collateral for securities loaned
      (Note 8)..........................            --          56,077,163
    Investment advisory fee payable
      (Note 2)..........................        68,210             612,523
  Accrued expenses and other payables...        27,744             627,330
                                           -----------      --------------
  Total Liabilities.....................     1,388,373          68,790,914
                                           -----------      --------------
NET ASSETS..............................   $35,025,080      $1,031,055,359
                                           ===========      ==============
NET ASSETS CONSIST OF:
  Par value.............................   $     2,792      $       52,401
  Paid in capital in excess of par
    value...............................    33,035,020       1,187,807,634
  Undistributed net investment income
    (loss)..............................         2,749           4,474,008
  Accumulated net realized gain (loss)
    on investments sold, forward foreign
    exchange contracts and foreign
    currency transactions...............       441,906        (135,493,810)
  Net unrealized appreciation
    (depreciation) on investments,
    forward foreign exchange contracts
    and foreign currency related
    transactions........................     1,542,613         (25,784,874)
                                           -----------      --------------
NET ASSETS..............................   $35,025,080      $1,031,055,359
                                           ===========      ==============
  CLASS A...............................   $33,857,620      $  615,896,752
                                           -----------      --------------
  CLASS I...............................   $ 1,167,460      $  415,158,607
                                           -----------      --------------
SHARES OUTSTANDING
  CLASS A...............................     2,698,832          31,422,598
                                           -----------      --------------
  CLASS I...............................        92,976          20,978,015
                                           -----------      --------------
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE
  CLASS A...............................   $     12.55      $        19.60
                                           -----------      --------------
  CLASS I...............................   $     12.56      $        19.79
                                           -----------      --------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002

                                           JULIUS BAER       JULIUS BAER
                                          GLOBAL INCOME  INTERNATIONAL EQUITY
                                              FUND               FUND
                                          -------------  --------------------
INVESTMENT INCOME:
  Interest..............................   $1,356,886        $  1,528,517
  Dividends+............................           --          12,549,894
                                           ----------        ------------
                                            1,356,886          14,078,411
EXPENSES:
  Investment advisory fee (Note 2)......      137,638           5,510,427
  Custody fees..........................       31,139           1,089,866
  Administration fees...................       12,682             135,735
  Professional fees.....................        6,495             174,576
  Trustees' fees and expenses (Note
    2)..................................       11,452              31,628
  Registration and filing fees..........       31,827             120,961
  Shareholder reports...................        6,090             157,761
  Insurance premium expense.............        1,262              31,428
  Miscellaneous fees....................          144              19,998
                                           ----------        ------------
    Total expenses common to all
      classes...........................      238,729           7,272,380
  Transfer agent fees
    Class A.............................       30,145             121,749
    Class I.............................          464              51,267
  Co-Administration fee (Class A) (Note
    2)..................................       40,125           1,084,562
  Distribution and shareholder servicing
    fees (Class A) (Note 3).............       66,875           1,084,562
                                           ----------        ------------
    Total gross expenses................      376,338           9,614,520
    Less: Custodian offset arrangement
      (Note 2)..........................         (335)           (618,594)
      Fees waived by investment adviser
        (Note 2)........................      (26,260)                 --
                                           ----------        ------------
    Net expenses........................      349,743           8,995,926
                                           ----------        ------------
NET INVESTMENT INCOME...................    1,007,143           5,082,485
                                           ----------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTES 1 AND 4):
  Realized gain (loss) on:
    Security transactions...............      760,961         (52,504,555)
    Forward foreign exchange
      contracts.........................      (33,306)            230,172
    Foreign currency transactions.......      146,998            (225,616)
                                           ----------        ------------
      Net realized gain (loss) on
        investments.....................      874,653         (52,499,999)
                                           ----------        ------------
  Net change in unrealized appreciation
    (depreciation) on:
    Securities..........................      409,908          11,939,297
    Forward foreign exchange
      contracts.........................      (60,417)         (2,274,256)
    Currencies and net other assets.....        8,479             604,913
                                           ----------        ------------
      Net change in unrealized
        appreciation of investments.....      357,970          10,269,954
                                           ----------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS........................    1,232,623         (42,230,045)
                                           ----------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............   $2,239,766        $(37,147,560)
                                           ==========        ============

----------------

  + Net of foreign withholding taxes of $1,865,793 for the International Equity Fund.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          OCTOBER 31, 2002  OCTOBER 31, 2001
                                          ----------------  ----------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income...................    $  1,007,143      $ 1,048,465
Net realized gain (loss) on
  investments...........................         874,653          (45,650)
Net change in unrealized appreciation of
  investments...........................         357,970        1,871,776
                                            ------------      -----------
Net increase in net assets resulting
  from operations.......................       2,239,766        2,874,591
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
  Class A...............................      (1,061,046)        (672,058)
  Class I...............................         (29,901)         (18,351)
Distributions from capital
  Class A...............................         (14,377)        (233,730)
  Class I...............................            (392)          (4,770)
FUND SHARE TRANSACTIONS (NOTE 5):
Proceeds from sale of shares
  Class A...............................      19,514,402        7,389,834
  Class I...............................         740,495          123,828
Net Asset Value of shares issued to
  shareholders in payment of
  distributions declared
  Class A...............................       1,000,168          850,464
  Class I...............................          30,293           23,121
Cost of shares redeemed
  Class A...............................     (11,872,932)      (7,814,927)
  Class I...............................        (177,996)        (309,871)
                                            ------------      -----------
  Net increase from Fund share
    transactions........................       9,234,430          262,449
                                            ------------      -----------
Net increase in net assets..............      10,368,480        2,208,131
NET ASSETS:
Beginning of year.......................      24,656,600       22,448,469
                                            ------------      -----------
End of year (including undistributed net
  investment income (loss) of $2,749 and
  ($95,601), respectively)..............    $ 35,025,080      $24,656,600
                                            ============      ===========

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          OCTOBER 31, 2002  OCTOBER 31, 2001
                                          ----------------  ----------------
DECREASE IN NET ASSETS FROM OPERATIONS
Net investment income...................   $    5,082,485    $   2,937,884
Net realized gain (loss) on
  investments...........................      (52,499,999)     (86,302,207)
Net change in unrealized appreciation of
  investments...........................       10,269,954      (36,797,862)
                                           --------------    -------------
Net increase in net assets resulting
  from operations.......................      (37,147,560)    (120,162,185)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
  Class I...............................         (541,397)        (386,861)
FUND SHARE TRANSACTIONS (NOTE 5):
Proceeds from sale of shares
  Class A...............................      458,990,100      235,352,049
  Class I...............................      301,753,761      175,132,803
Net Asset Value of shares issued to
  shareholders in payment of
  distributions declared
  Class I...............................          457,018          363,911
Cost of shares redeemed
  Class A...............................     (106,572,536)    (113,879,211)
  Class I...............................      (92,672,095)     (68,779,710)
                                           --------------    -------------
  Net increase from Fund share
    transactions........................      561,956,248      228,189,842
                                           --------------    -------------
Net increase in net assets..............      524,267,291      107,640,796
NET ASSETS:
Beginning of year.......................      506,788,068      399,147,272
                                           --------------    -------------
End of year (including undistributed net
  investment income (loss) of $4,474,008
  and ($1,030,610), respectively).......   $1,031,055,359    $ 506,788,068
                                           ==============    =============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             CLASS A
                           -------------------------------------------
                                     YEAR ENDED OCTOBER 31,
                           -------------------------------------------
                           2002(1)   2001     2000     1999     1998
                           -------  -------  -------  -------  -------
Net Asset Value,
  beginning of year......  $ 12.10  $ 11.09  $ 11.48  $ 12.22  $ 11.70
                           -------  -------  -------  -------  -------
Income (Loss) from
  investment operations:
  Net investment
    income...............     0.44     0.54     0.53     0.51     0.48
  Net realized and
    unrealized gain
    (loss) on
    investments..........     0.49     0.95    (0.44)   (0.77)    0.59
                           -------  -------  -------  -------  -------
    Total income (loss)
      from investment
      operations.........     0.93     1.49     0.09    (0.26)    1.07
                           -------  -------  -------  -------  -------
Less distributions:
  From net investment
    income...............    (0.47)   (0.36)   (0.26)   (0.41)   (0.55)
  From capital
    (Note 1).............    (0.01)   (0.12)   (0.22)   (0.07)      --
                           -------  -------  -------  -------  -------
    Total
      distributions......    (0.48)   (0.48)   (0.48)   (0.48)   (0.55)
                           -------  -------  -------  -------  -------
Net Asset Value, end of
  year...................  $ 12.55  $ 12.10  $ 11.09  $ 11.48  $ 12.22
                           =======  =======  =======  =======  =======
Total Return.............     7.86%   13.73%    0.82%   (2.17)%    9.43%
                           =======  =======  =======  =======  =======
Ratios/Supplemental Data:
Net Assets, end of year
  (in 000's).............  $33,858  $24,119  $21,794  $21,500  $15,254
Ratio of net investment
  income to average net
  assets.................     3.65%    4.70%    4.80%    4.11%    3.93%
Ratio of expenses to
  average net
  assets(2)..............     1.28%    1.16%    1.28%    1.36%    1.77%
Ratio of total net
  expenses to average net
  assets(3)..............     1.28%    1.16%    1.27%    1.36%    1.77%
Portfolio turnover
  rate...................      156%      96%      79%     136%     269%

------------------

(1) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.63% to 3.65%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(3) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 1.38%, 1.49%, 1.60%, 1.69% and 1.83% for the years ended October 31, 2002, 2001, 2000, 1999, and 1998, respectively.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS--(CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       CLASS I
                                     --------------------------------------------
                                     YEAR ENDED OCTOBER 31,
                                     -----------------------     PERIOD ENDED
                                       2002(1)       2001     OCTOBER 31, 2000(2)
                                     -----------  ----------  -------------------
Net Asset Value, beginning of
  year.............................     $12.07      $11.03          $11.54
                                        ------      ------          ------
Income (Loss) from investment
  operations:
  Net investment income............       0.48        0.59            0.47
  Net realized and unrealized gain
    (loss) on investments..........       0.50        0.94           (0.49)
                                        ------      ------          ------
    Total income (loss) from
      investment operations........       0.98        1.53           (0.02)
                                        ------      ------          ------
Less distributions:
  From net investment income.......      (0.48)      (0.39)          (0.28)
  From capital (Note 1)............      (0.01)      (0.10)          (0.21)
                                        ------      ------          ------
    Total distributions............      (0.49)      (0.49)          (0.49)
                                        ------      ------          ------
Net Asset Value, end of year.......     $12.56      $12.07          $11.03
                                        ======      ======          ======
Total Return.......................       8.41%      14.20%          (0.14)%
                                        ======      ======          ======
Ratios/Supplemental Data:
Net Assets, end of year (in
  000's)...........................     $1,167      $  538          $  654
Ratio of net investment income to
  average net assets...............       4.00%       5.13%           4.39%(5)
Ratio of expenses to average net
  assets(3)........................       0.85%       0.74%           1.67%(5)
Ratio of total net expenses to
  average net assets(4)............       0.85%       0.74%           1.66%(5)
Portfolio turnover rate............        156%         96%             79%

------------------

(1) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.98% to 4.00%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the ending net asset value of Class A shares on the day prior to commencement of operations.
(3) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 0.95%, 1.07% and 1.99% for the years ended
     October 31, 2002, 2001, and 2000, respectively.
(5)  Annualized.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              CLASS A
                           ----------------------------------------------
                                       YEAR ENDED OCTOBER 31,
                           ----------------------------------------------
                             2002      2001      2000     1999     1998
                           --------  --------  --------  -------  -------
Net Asset Value,
  beginning of year......  $  19.95  $  25.06  $  21.80  $ 15.39  $ 13.41
                           --------  --------  --------  -------  -------
Income (Loss) from
  investment operations:
  Net investment income
    (loss)...............      0.11      0.07      0.05    (0.07)   (0.03)
  Net realized and
    unrealized gain
    (loss) on
    investments..........     (0.46)    (5.18)     5.04     6.87     2.16
                           --------  --------  --------  -------  -------
    Total income (loss)
      from investment
      operations.........     (0.35)    (5.11)     5.09     6.80     2.13
                           --------  --------  --------  -------  -------
Less distributions:
  From net realized gains
    on investments.......        --        --     (1.76)   (0.39)      --
  From net investment
    income...............        --        --     (0.07)      --    (0.15)
                           --------  --------  --------  -------  -------
    Total
      distributions......        --        --     (1.83)   (0.39)   (0.15)
                           --------  --------  --------  -------  -------
Net Asset Value, end of
  year...................  $  19.60  $  19.95  $  25.06  $ 21.80  $ 15.39
                           ========  ========  ========  =======  =======
Total Return.............     (1.75)%   (20.49)%    24.60%   44.86%   16.10%
                           ========  ========  ========  =======  =======
Ratios/Supplemental Data:
Net Assets, end of year
  (in 000's).............  $615,897  $287,174  $234,482  $87,953  $56,718
Ratio of net investment
  income to average net
  assets.................      0.49%     0.36%     0.32%   (0.48)%   (0.15)%
Ratio of expenses to
  average net
  assets(1)..............      1.51%     1.53%     1.42%    1.96%    1.87%
Ratio of total net
  expenses to average net
  assets.................      1.43%     1.40%     1.37%(2)    1.96%    1.85%(2)
Portfolio turnover
  rate...................        93%       89%       72%      73%     134%

------------------

(1) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(2) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 1.52% and 2.07% for the years ended October 31, 2000 and 1998, respectively.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS--(CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          CLASS I
                                     -------------------------------------------------
                                      YEAR ENDED OCTOBER 31,
                                     ------------------------       PERIOD ENDED
                                        2002         2001        OCTOBER 31, 2000(1)
                                     -----------  -----------  -----------------------
Net Asset Value, beginning of
  year.............................   $  20.08     $  25.16           $  22.19
                                      --------     --------           --------
Income (Loss) from investment
  operations:
  Net investment income............       0.21         0.14               0.22
  Net realized and unrealized gain
    (loss) on investments..........      (0.45)       (5.16)              2.75
                                      --------     --------           --------
    Total income (loss) from
      investment operations........      (0.24)       (5.02)              2.97
                                      --------     --------           --------
Less distributions:
  From net investment income.......      (0.05)       (0.06)                --(2)
                                      --------     --------           --------
    Total distributions............      (0.05)       (0.06)                --
                                      --------     --------           --------
Net Asset Value, end of year.......   $  19.79     $  20.08           $  25.16
                                      ========     ========           ========
Total Return.......................      (1.21)%     (20.10)%            13.53%(3)
                                      ========     ========           ========
Ratios/Supplemental Data:
Net Assets, end of year (in
  000's)...........................   $415,159     $219,614           $164,665
Ratio of net investment income to
  average net assets...............       0.99%        0.86%              1.10%
Ratio of expenses to average net
  assets(4)........................       1.00%        1.02%              0.88%(5)
Ratio of total net expenses to
  average net assets...............       0.92%        0.89%              0.83%(5)(6)
Portfolio turnover rate............         93%          89%                72%

------------------

(1) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the net asset value of Class A shares on the day prior to commencement of operations.
(2)  Amount is less than 0.01 per share.
(3)  Due to a calculation error the total return has been restated from 13.99%.
(4) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(5)  Annualized.
(6) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratio would have been 0.98% for the period ended October 31, 2000.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

    Julius Baer Investment Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers two investment funds: Julius Baer Global Income Fund (the "Income Fund") and Julius Baer International Equity Fund (the "Equity Fund") (individually, a "Fund" and collectively, the "Funds"). The Trust is a Massachusetts business trust.

    Effective November 17, 1999, a new class of shares, Class I, was offered for both Funds in addition to the existing Class A shares. The two classes of shares are offered to different types of investors and have different expense structures, as outlined in the Trust's Prospectus. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets.

    The Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of high quality fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including United States (U.S.) dollars. The Equity Fund's investment objective is long-term growth of capital from primarily investing in a diversified portfolio of common stocks of foreign issuers of all sizes.

    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

   PORTFOLIO VALUATION: Each Fund's investments are valued at market value. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. In the absence of a readily available market value, fair value is determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

   REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation, in return for the use of the Fund's available cash, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's investment adviser reviews the value of the

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED) collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks.

   FOREIGN CURRENCY: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

   FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   OPTION CONTRACTS: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss equal to the premium paid. When a Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

    When a Fund writes a call option or a put option, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchased upon exercise.

    Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements on a particular stock. There is no physical delivery of securities.

    The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED) market. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

   SECURITIES LENDING: The Equity Fund has established a securities lending agreement with brokers in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by Julius Baer to be creditworthy, subject to certain limitations. Under the agreement, the Fund continues to earn interest on the securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested, but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

   AMORTIZATION OF BOND PREMIUM AND ACCRETION OF BOND DISCOUNT: Effective November 1, 2001, the Funds adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on all fixed-income securities. Prior to November 1, 2001, the Funds did not amortize market premiums on fixed-income securities. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $1,014 increase in the cost of securities and a corresponding $1,014 increase in the net unrealized depreciation, based on securities held by the Portfolio on October 31, 2001. The effect of this change for the year ended October 31, 2002 was an increase to net investment income of $5,437, a decrease to net realized loss of $1,111, and a decrease to net unrealized appreciation of $4,326. The statement of changes in net assets for the periods have not been restated to reflect these changes. Also in accordance with the revised AICPA Audit and Accounting Guide for Investment Companies, the Fund reclassified net losses of $9,053 that were realized on prepayments received on mortgage-backed securities and previously included in realized gains/losses, as part of interest for the year ended October 31, 2002.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Income Fund declares and pays monthly dividends. The Equity Fund declares and pays dividends from its net investment income, if any, annually. Both Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under
Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

   FEDERAL INCOME TAXES: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

    Julius Baer Investment Management Inc. ("JBIMI" or "Adviser") serves as the investment adviser. Prior to January 1, 2001, each Fund was managed by Bank Julius Baer & Co., Ltd. The Income Fund pays JBIMI a quarterly fee calculated at an annual rate of 0.50% of average daily net assets. The Adviser had agreed to waive 0.325% of its advisory fee on the first $25 million of the Income Fund's average daily net assets until February 28, 2002, at which time the waiver expired. The Equity Fund pays JBIMI a

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED) quarterly fee calculated at an annual rate of 0.75% of average daily net assets. The adviser had agreed to waive 0.15% of its advisory fee for the Equity Fund until November 15, 2000, at which time the waiver expired.

    Effective November 17, 1999, Bank Julius Baer serves as Co-Administrator of the Class A shares and is paid a fee for providing administrative and shareholder services at an annual rate of 0.15% and 0.25% of average daily net assets of the Income and Equity Fund, respectively.

    No director, officer or employee of JBIMI or any affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Funds.

    The Funds have entered into expense offset arrangements as part of their custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian.

    For the year ended October 31, 2002 the Equity Fund incurred total brokerage commissions of $3,964,218 of which $348,046 was paid to affiliates of the adviser.

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

    The Trust has adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") for the Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' Class A shares. A Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of the Fund attributable to Class A Shares. The adviser and the co-administrator may pay additional marketing costs out of their profits.

    Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

4. PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments, during the year ended October 31, 2002 were as follows:

                                             COST OF        PROCEEDS
                                            PURCHASES      FROM SALES
                                            ---------      ----------
Income Fund.............................  $   19,866,515  $ 15,726,141
Equity Fund.............................   1,055,045,863   610,288,908

    Cost of purchases and proceeds from sales of long-term U.S. Government securities during the year ended October 31, 2002 were $30,719,571 and $25,447,640, respectively for the Income Fund.

    At October 31, 2002, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                           UNREALIZED    UNREALIZED
                                          APPRECIATION  DEPRECIATION
                                          ------------  ------------
Income Fund.............................  $ 1,638,512   $    (93,150)
Equity Fund.............................   30,378,977    (75,593,349)

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. SHARES OF BENEFICIAL INTEREST

    The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Income Fund and the Equity Fund were as follows:

                                YEAR ENDED OCTOBER 31, 2002  YEAR ENDED OCTOBER 31, 2001
                                ---------------------------  ---------------------------
                                  SHARES         AMOUNT        SHARES         AMOUNT
                                  ------         ------        ------         ------
INCOME FUND:
CLASS A
  Sold........................   1,594,146   $  19,514,402      634,481   $   7,389,834
  Issued as reinvestment of
    dividends.................      83,241       1,000,168       73,673         850,464
  Redeemed....................    (972,372)    (11,872,932)    (679,726)     (7,814,927)
                                ----------   -------------   ----------   -------------
    Net increase..............     705,015   $   8,641,638       28,428   $     425,371
                                ==========   =============   ==========   =============
CLASS I
  Sold........................      60,381   $     740,495       10,722   $     123,828
  Issued as reinvestment of
    dividends.................       2,505          30,293        2,012          23,121
  Redeemed....................     (14,450)       (177,996)     (27,497)       (309,871)
                                ----------   -------------   ----------   -------------
    Net increase (decrease)...      48,436   $     592,792      (14,763)  $    (162,922)
                                ==========   =============   ==========   =============
EQUITY FUND:
CLASS A
  Sold........................  22,222,364   $ 458,990,100   10,236,101   $ 235,352,049
  Issued as reinvestment of
    dividends.................          --              --           --              --
  Redeemed....................  (5,197,999)   (106,572,536)  (5,194,760)   (113,879,211)
                                ----------   -------------   ----------   -------------
    Net increase..............  17,024,365   $ 352,417,564    5,041,341   $ 121,472,838
                                ==========   =============   ==========   =============
CLASS I
  Sold........................  14,487,076   $ 301,753,761    7,471,420   $ 175,132,803
  Issued as reinvestment of
    dividends.................      21,982         457,018       14,464         363,911
  Redeemed....................  (4,469,888)    (92,672,095)  (3,092,243)    (68,779,710)
                                ----------   -------------   ----------   -------------
    Net increase..............  10,039,170   $ 209,538,684    4,393,641   $ 106,717,004
                                ==========   =============   ==========   =============

6. FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

7. FEDERAL TAX INFORMATION

    At October 31, 2002, the Equity Fund had $131,306,184 available as capital loss carryforwards, of which $338,641 expires in 2008, $75,554,799 expires in 2009, and $55,412,744 expires in 2010.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

    The tax character of distributions paid for the year ended October 31, 2002 were as follows:

                                          INCOME FUND  EQUITY FUND
                                          -----------  -----------
Ordinary Income.........................  $1,090,947    $541,397
Long Term Capital Gains.................  $   14,769          --

    As of October 31, 2002, the components of Distributable Earnings on a tax basis for the Income Fund were as follows:

Undistributed/(Overdistributed) Ordinary Income...         --
Unrealized Appreciation/(Depreciation)............  $1,545,362
Undistributed Long Term Capital Gains.............  $ 441,906

    The difference between the components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the Income Fund are primarily forwards and differences between book and tax amortization accounting.

    As of October 31, 2002, the components of Distributable Earnings on a tax basis for the Equity Fund were as follows:

Undistributed/(Overdistributed) Ordinary Income...  $ 19,715,880
Unrealized Appreciation/(Depreciation)............  $(45,214,372)
Capital Loss Carryforward.........................  $(131,306,184)

    The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the Equity Fund are primarily due to wash sales, forwards, and Marking-to-Market of passive foreign investment companies.

8. SECURITY LENDING AGREEMENT

    The loan rebate fee paid by the Equity Fund offsets a portion of the interest income received and amounted to $324,343 for the year ended October 31, 2002. At October 31, 2002 the value of the securities loaned and the value of the collateral amounted to approximately $53,092,000 and $56,077,000, respectively. In the event of counterparty default, the Equity Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Equity Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.
--------------------------------------------------------------------------------

Supplemental Tax Information (Unaudited)

    The International Equity Fund paid foreign taxes of $1,777,226 and earned $15,058,800 of foreign source income during the year ended October 31, 2002. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03392 per share as foreign taxes paid and $0.28738 per share as income earned from foreign sources for the year ended October 31, 2002.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
AND JULIUS BAER INTERNATIONAL EQUITY FUND           INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees
Julius Baer Investment Funds:

    We have audited the accompanying statements of assets and liabilities of Julius Baer Global Income Fund and Julius Baer International Equity Fund, portfolios of Julius Baer Investment Funds, including the portfolios of investments and schedules of forward foreign exchange contracts, as of October 31, 2002, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Julius Baer Global Income Fund and Julius Baer International Equity Fund as of October 31, 2002, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 6, 2002

JULIUS BAER INVESTMENT FUNDS AS OF OCTOBER 31, 2002
INVESTMENT MANAGEMENT (UNAUDITED)
DISINTERESTED TRUSTEES:

                                 POSITION(S)     TERM OF OFFICE AND
          NAME, AGE,                 HELD          LENGTH OF TIME    PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS
         AND ADDRESS              WITH FUND          SERVED (1)      DURING THE PAST 5 YEARS  HELD BY DIRECTOR (2)
 ----------------------------  ----------------  ------------------  -----------------------  --------------------
 Harvey B. Kaplan,             Trustee           Since 1995          Controller (Chief        The European Warrant
 Age 64                                                              Financial Officer),      Fund, Inc.
 330 Madison Avenue,                                                 Easter Unlimited, Inc.   (1990 -- present)
 New York, NY 10017                                                  (toy company).

 Robert S. Matthews,           Trustee           Since 1992          Partner, Matthews & Co.  The European Warrant
 Age 58                                                              (certified public        Fund, Inc.
 330 Madison Avenue,                                                 accountants).            (2002 -- present)
 New York, NY 10017

 Gerard J.M. Vlak,             Trustee           Since 1992          Retired.                 The Rouse Company
 Age 68                                                                                       (1996-present)
 330 Madison Avenue,
 New York, NY 10017

 Peter Wolfram,                Trustee           Since 1992          Partner, Kelley Drye &   None
 Age 48                                                              Warren (law firm).
 330 Madison Avenue,
 New York, NY 10017

INTERESTED TRUSTEES:

                                 POSITION(S)     TERM OF OFFICE AND
          NAME, AGE,                 HELD          LENGTH OF TIME    PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS
         AND ADDRESS              WITH FUND            SERVED        DURING THE PAST 5 YEARS    HELD BY DIRECTOR
 ----------------------------  ----------------  ------------------  -----------------------  --------------------
 Bernard Spilko, (3)           Trustee and       Trustee since       General Manager and      The European Warrant
 Age 60,                       Chairman          2000; Chairman      Senior Vice President    Fund, Inc.
 330 Madison Avenue,                             since 1998          of Bank Julius Baer &    (1993 -- present)
 New York, NY 10017                                                  Co., Ltd., New York
                                                                     Branch; Managing
                                                                     Director of Julius Baer
                                                                     Securities Inc.

 Martin Vogel, (4)             Trustee           Since 1997          Member of Management     The European Warrant
 Age 38                                                              Committee, Julius Baer   Fund, Inc.
 330 Madison Avenue,                                                 Investment Fund          (1997 -- present)
 New York, NY 10017                                                  Services, Ltd.,
                                                                     1996-present.

JULIUS BAER INVESTMENT FUNDS AS OF OCTOBER 31, 2002
INVESTMENT MANAGEMENT (UNAUDITED)--(CONTINUED)

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES:

                                 POSITION(S)     TERM OF OFFICE AND
          NAME, AGE,                 HELD          LENGTH OF TIME    PRINCIPAL OCCUPATION(S)
         AND ADDRESS              WITH FUND          SERVED (5)      DURING THE PAST 5 YEARS
 ----------------------------  ----------------  ------------------  -----------------------
 Michael Quain,                President and     President since     First Vice President,
 Age 44                        Chief Financial   1998; Chief         Julius Baer Investment
 330 Madison Avenue,           Officer           Financial Officer   Management, Inc.; First
 New York, NY 10017                              since 1998          Vice President of Bank
                                                                     Julius Baer & Co.,
                                                                     Ltd., New York Branch;
                                                                     Vice President of
                                                                     Julius Baer Securities
                                                                     Inc.; President and
                                                                     Chief Financial Officer
                                                                     of The European Warrant
                                                                     Fund, Inc.

 Richard C. Pell,              Vice President    Since 1995          Senior Vice President
 Age 47                        and Chief                             and Chief Investment
 330 Madison Avenue,           Investment                            Officer of Bank Julius
 New York, NY 10017            Officer                               Baer & Co., Ltd., New
                                                                     York Branch; Chief
                                                                     Investment Officer and
                                                                     Co-Manager of Julius
                                                                     Baer International
                                                                     Equity Fund; Senior
                                                                     Vice President, Julius
                                                                     Baer Investment
                                                                     Management Inc.

 Hector Santiago,              Vice President    Since 1998          First Vice President of
 Age 33                                                              Bank Julius Baer & Co.,
 330 Madison Avenue,                                                 Ltd., New York Branch;
 New York, NY 10017                                                  Vice President of Bank
                                                                     Julius Baer & Co.,
                                                                     Ltd., New York Branch
                                                                     and Julius Baer
                                                                     Securities; Vice
                                                                     President of The
                                                                     European Warrant
                                                                     Fund, Inc.; Assistant
                                                                     Vice President --
                                                                     Accounting
                                                                     Operations & Trading
                                                                     Manager.

 Donald Quigley,               Vice President    Since 2001          Vice President and
 Age 37                                                              Co-Manager for Julius
 330 Madison Avenue,                                                 Baer Global Income Fund
 New York, NY 10017                                                  and Head of Global
                                                                     Fixed-Income for Julius
                                                                     Baer Investment
                                                                     Management Inc.; Fixed
                                                                     Income Portfolio
                                                                     Manager for Chase Asset
                                                                     Management.

 Rudolph-Riad Younes,          Vice President    Since 1997          Head of International
 Age 40                                                              Equity Management, Bank
 330 Madison Avenue,                                                 Julius Baer & Co.,
 New York, NY 10017                                                  Ltd., New York Branch;
                                                                     Co-Manager of Julius
                                                                     Baer International
                                                                     Equity Fund; Senior
                                                                     Vice President of Bank
                                                                     Julius Baer & Co.,
                                                                     Ltd., New York Branch;
                                                                     Senior Vice President
                                                                     of Julius Baer
                                                                     Investment Management
                                                                     Inc.; Vice President,
                                                                     Bank Julius Baer & Co.,
                                                                     Ltd., New York Branch

 Greg Hopper,                  Vice President    Since 2002          First Vice President of
 Age 45                                                              Bank Julius Baer
 330 Madison Avenue,                                                 Investment Management
 New York, NY 10017                                                  Inc.; Senior Vice
                                                                     President and High
                                                                     Yield Bond Portfolio
                                                                     Manager, Zurich Scudder
                                                                     Investments; High Yield
                                                                     Bond Portfolio Manager,
                                                                     Harris Investment
                                                                     Management; High Yield
                                                                     Bond Portfolio Manager,
                                                                     Bankers Trust.

 Craig M. Giunta,              Secretary and     Since 2001          Assistant Vice
 Age 30                        Treasurer                             President, Julius Baer
 330 Madison Avenue,                                                 Investment
 New York, NY 10017                                                  Management, Inc.;
                                                                     Assistant Vice
                                                                     President of Bank
                                                                     Julius Baer & Co.,
                                                                     Ltd., New York Branch;
                                                                     Supervisor of Fund
                                                                     Accounting, Neuberger
                                                                     Berman LLC.

 Cynthia J. Surprise,          Assistant         Since 1999          Director and Counsel,
 Age 55                        Secretary                             Investors Bank & Trust
 200 Clarendon Street,                                               Company; Vice
 Boston, MA 02166                                                    President, State Street
                                                                     Bank & Trust Company

JULIUS BAER INVESTMENT FUNDS AS OF OCTOBER 31, 2002
INVESTMENT MANAGEMENT (UNAUDITED)--(CONTINUED)

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES--(CONTINUED):

                                 POSITION(S)     TERM OF OFFICE AND
          NAME, AGE,                 HELD          LENGTH OF TIME    PRINCIPAL OCCUPATION(S)
         AND ADDRESS              WITH FUND          SERVED (5)      DURING THE PAST 5 YEARS
 ----------------------------  ----------------  ------------------  -----------------------
 Paul J. Jasinski,             Assistant         Since 1995          Managing Director,
 Age 55                        Treasurer                             Investors Bank & Trust
 200 Clarendon Street,                                               Company
 Boston, MA 02166

 James Smith,                  Assistant         Since 2002          Director, Mutual Fund
 Age 42                        Treasurer                             Administration,
 200 Clarendon Street,                                               Investors Bank & Trust
 Boston, MA 02166                                                    Company; Executive
                                                                     Director, USAA
                                                                     Investment Management
                                                                     Company; Compliance
                                                                     Office, BISYS Fund
                                                                     Services.

------------------

(1) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the Trust's shareholders and until the election and qualification of his or her successor.
(2) Directorships include public companies and any company registered as an investment company.
(3) Mr. Spilko is considered an "interested person" of the Trust, as defined in the 1940 Act, because he serves as Managing Director of Julius Baer Securities Inc., the parent company of Julius Baer Investment Management Inc., which is the Trust's investment adviser.
(4) Mr. Vogel is considered an "interested person" of the Trust, as defined in the 1940 Act, because he serves as a Member of the Management Committee of Julius Baer Investment Fund Services, Ltd.
(5) Pursuant to the Trust's By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until their successor is chosen and qualified, or until they resign or are removed from office.